Exhibit 99.2

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                            Increase
                                                                                                                           (Decrease)
Line                                                      1st Qtr      2nd Qtr      3rd Qtr      4th Qtr     Total Year   vs Prior Year
                                                          --------     --------     --------     --------    ----------   -------------
       EARNINGS CONTRIBUTION BY SUBSIDIARY ($ MILLIONS)

1         Arizona Public Service                          $     65     $     70     $    107     $     39     $    281       $    (26)
2         Pinnacle West Energy                                  --            1           14            3           18             20
3         APS Energy Services                                   (8)          --           (2)          --          (10)             3
4         SunCor                                                --           --            2            1            3             (8)
5         El Dorado                                             --           --           --           --           --             (2)
6         Parent Company                                         5           (4)          41           (7)          35             38
                                                          --------     --------     --------     --------     --------       --------

7            Income Before Accounting Change                    62           67          162           36          327             25

          Cumulative Effect of a Change in Accounting -
8         Net of Tax                                            (3)          --          (12)          --          (15)           (15)
                                                          --------     --------     --------     --------     --------       --------

9            Net Income                                   $     59     $     67     $    150     $     36     $    312       $     10
                                                          ========     ========     ========     ========     ========       ========

       EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10        Arizona Public Service                          $   0.77     $   0.82     $   1.26     $   0.46     $   3.31       $  (0.30)
11        Pinnacle West Energy                                  --         0.02         0.15         0.04         0.21           0.23
12        APS Energy Services                                (0.10)          --        (0.02)          --        (0.12)          0.03
13        SunCor                                                --           --         0.03         0.01         0.04          (0.09)
14        El Dorado                                             --           --           --           --           --          (0.02)
15        Parent Company                                      0.06        (0.05)        0.49        (0.09)        0.41           0.44
                                                          --------     --------     --------     --------     --------       --------

16           Income Before Accounting Change                  0.73         0.79         1.91         0.42         3.85           0.29

17        Cumulative Effect of a Change in Accounting -
          Net of Tax                                         (0.03)          --        (0.14)          --        (0.17)         (0.17)
                                                          --------     --------     --------     --------     --------       --------

18           Net Income                                   $   0.70     $   0.79     $   1.77     $   0.42     $   3.68       $   0.12
                                                          ========     ========     ========     ========     ========       ========

19     BOOK VALUE PER SHARE                               $  28.83     $  28.17     $  29.37     $  29.41     $  29.41       $   1.32

       COMMON SHARES OUTSTANDING - DILUTED
20        Average                                           84,966       85,042       84,909       84,824       84,930             (5)
21        End of Period                                     84,718       84,713       84,663       84,724       84,724              9

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                                Increase
                                                                                                                               (Decrease)
Line                                                               1st Qtr     2nd Qtr     3rd Qtr     4th Qtr    Total Year  vs Prior Year
                                                                   --------    --------    --------    --------   ----------  -------------
       ELECTRIC OPERATING REVENUES
          (DOLLARS IN  MILLIONS)
       Retail
22        Residential                                              $    173    $    234    $    328    $    180    $    915      $     34
23        Business                                                      199         258         276         219         952            17
                                                                   --------    --------    --------    --------    --------      --------
24           Total retail                                               372         492         604         399       1,867            51
                                                                   --------    --------    --------    --------    --------      --------
       Wholesale revenue on delivered electricity
25        Traditional contracts                                          26          55         (10)          2          73           (48)
26        Retail load hedge management                                    5         182         364          27         578            17
          Marketing and trading -- delivered
27           Generation other than native load                           87          51           4           6         148            32
28           Other delivered electricity marketing and trading (a)      359         443         461         297       1,560           686
                                                                   --------    --------    --------    --------    --------      --------
28           Total delivered marketing and trading                      446         494         465         303       1,708           718
                                                                   --------    --------    --------    --------    --------      --------
30        Total delivered wholesale electricity                         477         731         819         332       2,359           687
                                                                   --------    --------    --------    --------    --------      --------
       Other marketing and trading
31        Realized margins on delivered commodities
             other than electricity (a)                                  (5)        (12)         (1)          4         (14)           (5)
32        Prior period mark-to-market (gains) losses realized
             upon delivery of commodities (a)                             6           5         (37)        (51)         (1)            1
33        Change in mark-to-market for future-period deliveries          47          35         130          (9)        127           113
                                                                   --------    --------    --------    --------    --------      --------
34        Total other marketing and trading                              48          28          92         (56)        112           109
                                                                   --------    --------    --------    --------    --------      --------
35     Transmission for others                                            4           5           9           8          26            11
36     Miscellaneous services                                             5           5           7           1          18            (8)
                                                                   --------    --------    --------    --------    --------      --------
37           Net electric operating revenues                       $    906    $  1,261    $  1,531    $    684    $  4,382      $    850
                                                                   ========    ========    ========    ========    ========      ========

       ELECTRIC SALES (GWH)

       Retail sales
38        Residential                                                 2,122       2,468       3,597       2,149      10,336           555
39        Business                                                    2,823       3,446       3,724       3,071      13,064           310
                                                                   --------    --------    --------    --------    --------      --------
40           Total retail                                             4,945       5,914       7,321       5,220      23,400           865
                                                                   --------    --------    --------    --------    --------      --------
       Wholesale electricity delivered
41        Traditional contracts                                         569         598         (37)         83       1,213          (398)
42        Retail load hedge management                                   75         736       1,847         382       3,040        (3,634)
          Marketing and trading -- delivered
43           Generation other than native load                          623         436          73         256       1,388          (106)
44           Other delivered electricity marketing and trading        2,853       3,072       3,743       4,473      14,141         2,406
                                                                   --------    --------    --------    --------    --------      --------
45           Total delivered marketing and trading                    3,476       3,508       3,816       4,729      15,529         2,300
                                                                   --------    --------    --------    --------    --------      --------
46        Total delivered wholesale electricity                       4,120       4,842       5,626       5,194      19,782        (1,732)
                                                                   --------    --------    --------    --------    --------      --------
47           Total electric sales                                     9,065      10,756      12,947      10,414      43,182          (867)
                                                                   ========    ========    ========    ========    ========      ========

(a)  The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $1 million was transferred to "realized" for the total year 2001. Lines 28 and 31 include amounts totaling $1 million of realized revenues for the year 2001.

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                             Increase
                                                                                                                            (Decrease)
Line                                                               1st Qtr    2nd Qtr    3rd Qtr    4th Qtr   Total Year   vs Prior Year
                                                                   -------    -------    -------    -------   ----------   -------------
       MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS
          (Dollars in  Millions)
       Gross Margin by Commodity - Pretax

48     Electricity                                                 $    98    $   111    $   105    $    15     $   329       $   201
49     Natural gas                                                      (3)       (13)         9         (3)        (10)          (15)
50     Coal                                                             14          2         (2)        (6)          8            10
51     Emission allowances                                              (2)        (2)        (4)        (2)        (10)           (5)
52     Other                                                            --         --         --         --          --            --
                                                                   -------    -------    -------    -------     -------       -------
53        Total                                                    $   107    $    98    $   108    $     4     $   317       $   191
                                                                   =======    =======    =======    =======     =======       =======

       Gross Margin Components - Pretax

       Current Period Effects
          Realized margin on delivered commodities
             Electricity
54              Generation other than native load                  $    48    $    26    $     3    $     2     $    79       $    25
55              Other electricity marketing and trading (a)              4         43         14         58         119            50
                                                                   -------    -------    -------    -------     -------       -------
56              Total electricity                                       52         69         17         60         198            75
57           Other commodities (a)                                      (5)       (12)        (1)         4         (14)           (5)
                                                                   -------    -------    -------    -------     -------       -------
58           Total realized margin                                      47         57         16         64         184            70
          Prior-period mark-to-market (gains) losses transferred
             to "realized" upon delivery of commodities (b)
59              Electricity (a)                                          1         --        (38)       (43)        (15)          (13)
60              Other commodities (a)                                   12          5          1         (8)         21            21
                                                                   -------    -------    -------    -------     -------       -------
61              Subtotal                                                13          5        (37)       (51)          6             8
                                                                   -------    -------    -------    -------     -------       -------
62        Total current period effects (b)                              60         62        (21)        13         190            78
                                                                   -------    -------    -------    -------     -------       -------
       Change in mark-to-market gains (losses) for future
          period deliveries (b)
63           Electricity                                                45         42        126         (2)        146           139
64           Other commodities                                           2         (6)         3         (7)        (19)          (26)
                                                                   -------    -------    -------    -------     -------       -------
65           Subtotal                                                   47         36        129         (9)        127           113
                                                                   -------    -------    -------    -------     -------       -------
66     Total gross margin                                          $   107    $    98    $   108    $     4     $   317       $   191
                                                                   =======    =======    =======    =======     =======       =======

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of December 31, 2001, Pinnacle West had accumulated mark-to-market net gains of $138.0 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2002, $43.0 million; 2003,
$22.6 million; 2004, $23.6 million; 2005 and thereafter, $48.8 million.

(a)  The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 62 and in line 66 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 59 are included in line 55. The opposites of amounts included in line 60 are included in line 57. For example, line 59 shows that a prior-period mark-to-market gain of $15 million was transferred to "realized" for the total year 2001. A $15 million realized gain is included in the $119 million on line 55 for the total year 2001.

(b)  Quarterly amounts do not total to the annual amounts because of intrayear mark-to-market eliminations.

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                             Increase
                                                                                                                            (Decrease)
Line                                                      1st Qtr      2nd Qtr      3rd Qtr      4th Qtr     Total Year    vs Prior Year
                                                          --------     --------     --------     --------    ----------    -------------
       AVERAGE ELECTRIC CUSTOMERS

       Retail customers
67        Residential                                      775,317      770,335      773,321      786,382      776,339          27,054
68        Business                                          97,222       98,065       98,874       98,631       98,198           4,070
                                                          --------     --------     --------     --------     --------        --------
69           Total                                         872,539      868,400      872,195      885,013      874,537          31,124
70     Wholesale customers                                      68           66           66           66           66              (1)
                                                          --------     --------     --------     --------     --------        --------
71           Total customers                               872,607      868,466      872,261      885,079      874,603          31,123
                                                          ========     ========     ========     ========     ========        ========

72     Customer Growth (% over prior year)                     4.0%         3.9%         3.7%         3.2%         3.7%           (0.4)%

       RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

73     Residential                                           2,039        2,324        3,443        2,103        9,909             392
74     Business                                              2,826        3,315        3,619        3,019       12,779              94
                                                          --------     --------     --------     --------     --------        --------
75           Total                                           4,865        5,639        7,062        5,122       22,688             486
                                                          ========     ========     ========     ========     ========        ========

       RETAIL ELECTRICITY USAGE
          (KWH/AVERAGE CUSTOMER)

76     Residential                                           2,737        3,205        4,652        2,733       13,314             260
77     Business                                             29,036       35,135       37,669       31,139      133,037          (2,459)

       RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
          (KWH/AVERAGE CUSTOMER)

78     Residential                                           2,630        3,017        4,452        2,674       12,764              63
79     Business                                             29,067       33,796       36,607       30,616      130,139          (4,624)

       ELECTRICITY DEMAND (MW)

80     System peak demand                                    3,661        5,358        5,687        3,898        5,687             209

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                            Increase
                                                                                                                           (Decrease)
Line                                                         1st Qtr     2nd Qtr     3rd Qtr     4th Qtr    Total Year    vs Prior Year
                                                             -------     -------     -------     -------    ----------    -------------
       ENERGY SOURCES (GWH)

       Generation production
81        Nuclear                                              2,261       1,985       2,320       1,818        8,384           (457)
82        Coal                                                 2,901       3,245       3,223       3,203       12,572             63
83        Gas, oil and other                                   1,007       1,256       1,157         583        4,003          1,219
                                                             -------     -------     -------     -------      -------        -------
84           Total                                             6,169       6,486       6,700       5,604       24,959            825
                                                             -------     -------     -------     -------      -------        -------
       Purchased power
85        Firm load                                              381         635       1,579         570        3,165             79
86        Marketing and trading                                3,232       4,018       5,504       4,854       17,608         (1,284)
                                                             -------     -------     -------     -------      -------        -------
87           Total                                             3,613       4,653       7,083       5,424       20,773         (1,205)
                                                             -------     -------     -------     -------      -------        -------
88           Total energy sources                              9,782      11,139      13,783      11,028       45,732           (380)
                                                             =======     =======     =======     =======      =======        =======

       POWER PLANT PERFORMANCE

       Capacity Factors
89        Nuclear                                                 96%         84%         97%         76%          88%            (5)%
90        Coal                                                    78%         87%         85%         85%          84%             1%
91        Gas, oil and other                                      39%         46%         38%         20%          37%            10%
92        System average                                          71%         73%         73%         62%          70%             1%

       Generation Capacity Out of Service (average MW/day)
93        Nuclear                                                 57         180          26         246          127             47
94        Coal                                                   284         166         129          90          167             12
95        Gas                                                     36          52          24          16           32             10
96           Total                                               376         398         179         352          326             69

97     Generation Fuel Cost ($/MWh)                          $ 19.64     $ 19.28     $ 13.21     $ 12.51      $ 16.22        $  2.50

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                            Increase
                                                                                                                           (Decrease)
Line                                                   1st Qtr      2nd Qtr      3rd Qtr       4th Qtr      Total Year    vs Prior Year
                                                       --------     --------     --------      --------     ----------    -------------
       ENERGY MARKET INDICATORS (a)

       Electricity Average Daily Spot Prices ($/MWh)
          On-Peak
98           Palo Verde                                $ 214.21     $ 182.71     $  49.80      $  26.89      $ 118.41       $   6.98
99           SP15                                      $ 219.66     $ 186.30     $  45.61      $  28.38      $ 119.99       $  12.64
          Off-Peak
100          Palo Verde                                $ 130.40     $  70.32     $  27.22      $  18.33      $  61.57       $   8.55
101          SP15                                      $ 159.80     $  84.78     $  28.92      $  20.41      $  73.48       $  12.74

       WEATHER INDICATORS

       Actual
102       Cooling degree-days                               106        1,733        2,663           620         5,122            539
103       Heating degree-days                               657           43           --           460         1,160            192
104       Average humidity                                   50%          25%          31%           39%           36%           2.0%
       10-Year Averages
105       Cooling degree-days                                73        1,405        2,425           387         4,290             --
106       Heating degree-days                               549           33           --           449         1,031             --
107       Average humidity                                   44%          24%          34%           39%           36%            --

       ECONOMIC INDICATORS

       Building Permits -- Metro Phoenix (b)
108       Single-family                                   8,681        9,270        8,264         6,240        32,455            (54)
109       Multi-family                                    3,918        1,820        2,514           717         8,969         (1,259)
                                                       --------     --------     --------      --------      --------       --------
110          Total                                       12,599       11,090       10,778         6,957        41,424         (1,313)
                                                       ========     ========     ========      ========      ========       ========

       Arizona Job Growth (c)
111       Payroll job growth (% over prior year)            2.8%         1.4%         0.2%         (1.0)%         0.9%          (3.0)%
112       Unemployment rate (%, seasonally adjusted)        4.1%         4.3%         4.3%          5.4%          4.5%           0.6%

Sources:

(a)  This price is an average of daily prices  obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.